SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS AND SUMMARY PROSPECTUS

                                   --------
                         Deutsche Global Inflation Fund


Upon the recommendation of the fund's investment advisor, Deutsche Investment Management Americas Inc. (the "Advisor"), the Board of Trustees of Deutsche Income Trust, on behalf of the fund, has authorized the fund's termination and liquidation, which will be effective on or about November 3, 2017 (the "Liquidation Date"). Accordingly, the fund will redeem all of its outstanding shares on the Liquidation Date. The costs of the liquidation, including the mailing of notification to shareholders, will be borne by the Advisor.


The fund will be closed to new investors effective October 13, 2017. After that date, existing shareholders may continue to invest in the fund and retirement plans that currently offer the fund as an investment option may continue to offer the fund to their participants until the Liquidation Date.


Shareholders may exchange their shares for shares of the same class of another Deutsche fund or redeem their shares prior to the Liquidation Date. Shareholders who elect to exchange their shares may do so at net asset value without the payment of any contingent deferred sales charge ("CDSC") and shareholders who elect to redeem their shares will receive the net asset value per share for all shares redeemed less any applicable CDSC on such redemption date. Shareholders whose shares are redeemed by the fund on the Liquidation Date will receive the net asset value per share for all shares they own on the Liquidation Date without the deduction of any applicable CDSC. The exchange or redemption of shares, on or before the Liquidation Date, generally will be a taxable event for shareholders, with the exception of those participating in individual retirement accounts, qualified defined contribution and defined benefit plans, or other qualified retirement vehicles.


Shareholders who redeem their shares prior to the Liquidation Date or whose shares are redeemed on the Liquidation Date, and for which they paid a sales charge, may be able to take advantage of the "reinstatement feature" if they decide to invest with Deutsche Asset Management again within six months. With this feature, shareholders can put their money back into the same class of another Deutsche fund at its current net asset value and, for purposes of a sales charge, it will be treated as if it had never left Deutsche Asset Management (please note that this may result in shareholder tax liability for federal income tax purposes). Shareholders will be reimbursed (in the form of fund shares by the fund's distributor) for any CDSC they paid when they sold shares in the fund. Future CDSC calculations will be based on the original investment date, rather than the reinstatement date.

               Please Retain This Supplement for Future Reference


May 23, 2017
PROSTKR-836

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